SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2002 (August 23, 2002)

National HealthCare Corporation
(Exact name of Registrant as specified in its charter)

Delaware	333-37185	52-2057472
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-2020
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

National HealthCare Corporation
Report on Form 8-K
August 23, 2002

TABLE OF CONTENTS

Item 5.	Other Events	3

Signature		3

Exhibit 99.9		4

FORWARD-LOOKING STATEMENTS

The Company may from time to time make written or oral statements, including statements contained in this report which may constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934 (the "Exchange Act"). The words "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should be considered subject to various risks and uncertainties. Such forward-looking statements are made based upon management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in forward-looking statements due to a variety of factors, including governmental monetary and fiscal policies, deposit levels, loan demand, loan collateral values, securities portfolio values, interest rate risk management, the effects of competition in the banking business from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating through the Internet, changes in governmental regulation relating to the banking industry, including regulations relating to branching and acquisitions, failure of assumptions underlying the establishment of reserves for loan losses, including the value of collateral underlying delinquent loans and other factors. The Company cautions that such factors are not exclusive. The Company does not intend to update or reissue any forward-looking statements contained in this report as a result of new information or other circumstances that may become known to the Company.

Item 5. Other Events

On August 19, 2002, National HealthCare Corporation named Richard F. LaRoche, Jr. to its board of directors.

Number	Exhibit
99.9	Press release dated August 23, 2002.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National HealthCare Corporation

By: /s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: August 23, 2002

For release: Aug. 23, 2002

Contact: Gerald Coggin, V.P. Investor Relations

Phone: (615) 890-2020

NHC Adds LaRoche To Board Of Directors

MURFREESBORO, Tenn. -- National HealthCare Corporation (AMEX: NHC), one of the nation's oldest long-term health care companies, today announced the election of Richard LaRoche, Jr., to its Board of Directors.

LaRoche, who retired from NHC in May 2002, served as NHC's secretary and general counsel for the past 31 years and as senior vice president for the past 14 LaRoche was also NHC's outside counsel from 1971 to 1975. He is also on the Board of Directors of National Health Investors, Inc.

"The addition of Ted further strengthens and broadens the scope of our Board of Directors," NHC President Andy Adams said. "His contributions to NHC over the past 31 years have been invaluable in a multitude of arenas. We look forward to continuing our relationship with him in the years ahead."

NHC provides services to 82 long-term health care centers with 10,499 beds. NHC also operates 32 homecare programs, seven independent living centers and assisted living centers at 21 locations. NHC's other services include managed care specialty medical units, Alzheimer's units and a rehabilitation services company.